Exhibit 10.1

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such portions are marked “[*]” in this document; they have been filed separately with the Commission.

Amendment
NO. 2
to
Core Network Contract ERI-MAS-02007

Amendment No. 2

This Amendment No.2 to Contract Number # ERI-MAS-02007 (the “Contract” or the “Core Network Contract”) effective as of August 11, 2015 (“Amendment No.1 Effective Date”) is entered into by and between Ericsson Inc., a Delaware corporation (“Ericsson”), with a place of business at 6300 Legacy Drive, Plano TX 75024 and Globalstar, Inc., a Delaware corporation (“Globalstar”) with its principal place of business 300 Holiday Square Blvd, Covington LA 70433 (each a “party” and collectively the “parties”).

WHEREAS, the parties desire to amend the Contract to update certain Exhibits to reflect certain changes agreed to by the parties in Amendment No. 1 dated April 2, 2015.
THEREFORE, the following changes and/or additions to the Contract are hereby agreed to by the parties:

1.	The revised Exhibit A, Pricing Schedule, dated July 13, 2015 and attached hereto replaces Exhibit A, Pricing Schedule of the original Contract.

2.	The revised Exhibit C, Payment Milestones, dated July 13, 2015 and attached hereto replaces Exhibit C, Payment Milestones of the original Contract.

IN WITNESS WHEREOF, the parties to this Amendment No. 2 have caused their authorized representatives to execute this Amendment No. 2.

ERICSSON INC.                GLOBALSTAR, INC.

By: /s/ Johan Westerberg            By: /s/ Paul A. Monte

Name: Johan Westerberg            Name: Paul A. Monte

Title: Vice President of Sales            Title: Vice President, Engineering & Operations

Exhibit A
Pricing Schedule

[*]

Exhibit C
Payment Milestones

[*]